QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None (Former name or former address, if changed since last report.)

Item 2.    Acquisition or Disposition of Assets

        On July 15, 2003, Andrew Corporation ("Andrew") issued a press release announcing that it had completed its merger with Allen Telecom Inc. ("Allen"). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        Effective July 15, 2003, pursuant to the Agreement and Plan of Merger dated as of February 17, 2003, as amended (the "Merger Agreement"), by and among Andrew, Allen and Adirondacks, LLC (f/k/a Adirondacks, Inc.), a wholly-owned subsidiary of Andrew ("Merger Sub"), Allen was merged with and into Merger Sub. Merger Sub survived the merger as a wholly-owned subsidiary of Andrew.

        Pursuant to the Merger Agreement, as a result of the merger, each share of Allen common stock, par value $1.00 per share, issued and outstanding, other than shares held by Allen as treasury shares or owned by Andrew or any wholly-owned subsidiary of Andrew, was converted into the right to receive 1.775 shares of Andrew common stock, par value $0.01 per share. In addition, each share of Allen Series D 7.75% Convertible Preferred Stock, no par value, issued and outstanding, other than shares held by Allen as treasury shares or owned by Andrew or any wholly-owned subsidiary of Andrew, was converted into the right to receive one share of Andrew Series A 7.75% Convertible Preferred Stock, no par value, having the same powers, preferences, rights, qualifications, limitations and restrictions as the Allen Series D 7.75% Convertible Preferred Stock.

        The issuance of Andrew common stock and preferred stock under the Merger Agreement as described above was registered under the Securities Act of 1933 pursuant to Andrew's registration statement on Form S-4 (File No. 333-104177) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on June 11, 2003. The Joint Proxy Statement/Prospectus of Andrew and Allen included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement is attached as Exhibit 99.1 to Andrew's Current Report on Form 8-K filed with the SEC on February 27, 2003, and is incorporated herein by reference.

        The amount of consideration in the merger was determined as a result of negotiations between Andrew and Allen. Allen is a global provider of wireless infrastructure equipment and services to many of the world's largest wireless communications carriers and original equipment manufacturers. Andrew intends to integrate Allen's operations with its own operations and to continue Allen's business.

Item 7.    Financial Statements and Exhibits

  (a)
  Financials Statements of Business Acquired.

    The financial statements required by Item 7(a) were previously incorporated by reference in the Registration Statement.

  (b)
  Pro Forma Financial Information.

    The pro forma financial information required by Item 7(b) was previously included in the Registration Statement under the caption "Unaudited Pro Forma Condensed Consolidated Financial Statements."

  (c)
  Exhibits.
Exhibit 2.1
Agreement and Plan of Merger dated as of February 17, 2003, as amended, by and among Andrew Corporation, Allen Telecom Inc., and Adirondacks, LLC (f/k/a Adirondacks, Inc.) (previously filed with the Securities and Exchange Commission on February 27, 2003 as Exhibit 99.1 to the Current Report on Form 8-K of Andrew Corporation and incorporated herein by reference).
Exhibit 99.1	Press Release of Andrew Corporation dated July 15, 2003 announcing the completion of Andrew's merger with Allen.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: July 17, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

Index to Exhibits

Exhibit 2.1	Agreement and Plan of Merger dated as of February 17, 2003, as amended, by and among Andrew Corporation, Allen Telecom Inc., and Adirondacks, LLC (f/k/a Adirondacks, Inc.) (previously filed with the Securities and Exchange Commission on February 27, 2003 as Exhibit 99.1 to the Current Report on Form 8-K of Andrew Corporation and incorporated herein by reference).
Exhibit 99.1	Press Release of Andrew Corporation dated July 15, 2003 announcing the completion of Andrew's merger with Allen.

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
Index to Exhibits